UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: June 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

FORM NQ

JUNE 30, 2014

WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 98.1%
Education - 19.8%
Cumberland County, PA, Municipal Authority College Revenue, AICUP Financing Program, Dickinson College	5.000%	11/1/39	$1,210,000	$1,282,963
Lehigh County, PA, General Purpose Authority Revenues:
Muhlenberg College Project	5.250%	2/1/34	1,075,000	1,143,144
Muhlenberg College Project	5.250%	2/1/39	3,615,000	3,813,030
Pennsylvania State Higher EFA Revenue:
AICUP Financing Program, Delaware Valley College of Science & Agriculture Project	5.000%	11/1/27	1,250,000	1,338,637
AICUP Financing Program, Delaware Valley College of Science & Agriculture Project	5.000%	11/1/42	1,025,000	1,036,060
AICUP Financing Program-Messiah College	5.000%	11/1/22	1,125,000	1,296,832
Clarion University Foundation Inc., SCA	5.250%	7/1/18	815,000	814,976
Drexel University	5.000%	5/1/31	10,000,000	10,802,600
La Salle University	5.000%	5/1/29	1,500,000	1,641,960
La Salle University	5.000%	5/1/37	1,700,000	1,784,881
La Salle University	5.000%	5/1/42	2,000,000	2,081,380
Pennsylvania State, Public School Building Authority, Community College Revenue, Community College of Philadelphia Project	6.000%	6/15/28	8,000,000	8,925,600
Philadelphia, PA, Authority for IDR:
Discovery Charter School Project	5.875%	4/1/32	450,000	459,059
Performing Arts Charter School Project	6.000%	6/15/23	1,000,000	1,030,670	(a)
Snyder County, PA, Higher Education Authority, University Revenue, Susquehanna University Project	5.000%	1/1/38	2,000,000	2,122,420
State Public School Building Authority, College Revenue, Delaware County Community College Project, AGM	5.000%	10/1/27	1,250,000	1,340,162
Washington County, PA, IDA, College Revenue, Washington and Jefferson College	5.000%	11/1/36	3,700,000	3,906,201

Total Education				44,820,575

Health Care - 24.6%
Allegheny County, PA, Hospital Development Authority Revenue:
Health Center-UPMC Health, NATL	6.000%	7/1/24	1,000,000	1,239,830
Health Center-UPMC Health, NATL	6.000%	7/1/26	2,250,000	2,819,745
Chester County, PA, HEFA, Health System Revenue	5.000%	5/15/40	7,500,000	7,985,175
Lancaster County, PA, Hospital Authority Revenue:
Health Systems, Lancaster General Hospital	5.000%	3/15/31	5,195,000	5,400,618
Health Systems, Lancaster General Hospital	5.000%	7/1/42	3,350,000	3,614,583
Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center	5.125%	1/1/37	3,000,000	3,060,570
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital	5.125%	6/1/33	6,000,000	6,311,700
Montgomery County, PA, IDA Revenue, Acts Retirement-Life Communities	5.000%	11/15/24	3,250,000	3,563,853
Montgomery County, PA, IDA, Health Facilities Revenue, Jefferson Health System	5.000%	10/1/41	6,000,000	6,416,460
Pennsylvania State Higher EFA Revenue:
University of Pennsylvania Health Systems Revenue	5.750%	8/15/41	2,000,000	2,214,820
University of Pittsburgh Medical Center	5.000%	5/15/31	8,000,000	8,719,680

See Notes to Schedule of Investments.

WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care - 24.6% (continued)
St. Mary’s Hospital Authority, Health System Revenue, Catholic Health East	5.000%	11/15/40	$4,000,000	$4,318,280	(b)

Total Health Care				55,665,314

Industrial Revenue - 4.0%
Allegheny County, PA, IDA Revenue, Environmental Improvement, US Steel Corp.	6.750%	11/1/24	3,000,000	3,332,850
Beaver County, PA, IDA Revenue, FirstEnergy Generation Corp. Project	2.150%	3/1/17	1,875,000	1,868,231
Delaware County, PA, IDA Revenue, Resources Recovery Facilities	6.200%	7/1/19	965,000	965,743
Pennsylvania State IDA Revenue, Economic Development	5.500%	7/1/23	2,190,000	2,433,879
Philadelphia, PA, Authority for IDR, AMBAC	5.250%	7/1/31	500,000	500,195

Total Industrial Revenue				9,100,898

Leasing - 5.9%
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, AMBAC	5.500%	8/1/28	1,000,000	1,164,940
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/33	11,500,000	12,157,340	(b)

Total Leasing				13,322,280

Local General Obligation - 6.3%
Hampden Township, PA, GO	5.000%	5/15/37	1,660,000	1,831,826
Lackawanna County, PA, GO:
AGM	5.875%	9/15/30	4,375,000	4,715,944
AGM	6.000%	9/15/32	2,730,000	2,947,963
Northeastern York, PA, School District, GO, NATL/FGIC	5.000%	4/1/30	2,000,000	2,121,360
Philadelphia, PA, School District, GO, Refunding, AMBAC	5.000%	8/1/17	500,000	523,650
Scranton, PA, School District, GO, AGM	5.000%	7/15/38	2,000,000	2,136,600

Total Local General Obligation				14,277,343

Power - 1.9%
Philadelphia, PA, Gas Works Revenue, General Ordinance, AMBAC	5.000%	10/1/18	3,920,000	4,408,550

Pre-Refunded/Escrowed to Maturity - 3.7%
Central Dauphin, PA, School District, GO, NATL	6.000%	2/1/18	1,000,000	1,090,480	(c)
Centre County, PA, Hospital Authority Revenue, Mount Nittany Medical Center Project, AGM	6.125%	11/15/39	2,000,000	2,043,780	(c)
Pennsylvania Convention Center Authority Revenue, FGIC	6.000%	9/1/19	1,000,000	1,195,560	(d)
Pennsylvania State IDA Revenue, Economic Development	5.500%	7/1/23	310,000	365,291	(c)
Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue, AMBAC	5.250%	12/1/16	1,365,000	1,437,577	(d)
Philadelphia, PA, Gas Works Revenue, NATL	7.000%	5/15/20	265,000	311,982	(d)
St. Mary’s Hospital Authority, Health System Revenue, Catholic Health East	5.500%	11/15/24	1,000,000	1,019,600	(c)
Westmoreland County, PA, GO, Capital Appreciation, AMBAC	0.000%	8/1/14	1,000,000	999,650	(d)

Total Pre-Refunded/Escrowed to Maturity				8,463,920

Solid Waste/Resource Recovery - 7.6%
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, Shipping Port	3.375%	7/1/15	13,000,000	13,272,220	(e)(f)

See Notes to Schedule of Investments.

WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Solid Waste/Resource Recovery - 7.6% (continued)
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project	1.750%	12/1/15	$4,000,000	$4,079,320	(e)(f)

Total Solid Waste/Resource Recovery				17,351,540

Special Tax Obligation - 1.8%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	4,750,000	4,099,630

State General Obligation - 0.1%
Puerto Rico Commonwealth, GO, Public Improvement	5.000%	7/1/41	220,000	152,704

Transportation - 13.7%
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/40	4,000,000	4,258,440
Delaware River, NJ, Port Authority Revenue, Port District Project	5.000%	1/1/25	2,715,000	2,993,152
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/21	1,200,000	1,396,440
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/23	1,000,000	1,152,740
Pennsylvania State Turnpike Commission Revenue	5.250%	6/1/36	6,000,000	6,407,640
Pennsylvania State Turnpike Commission Revenue	5.250%	12/1/41	4,000,000	4,291,280
Pennsylvania State Turnpike Commission Revenue, AGM	5.000%	6/1/39	2,800,000	2,963,296
Susquehanna, PA, Area Regional Airport Authority System Revenue	5.000%	1/1/22	4,355,000	4,812,580	(g)
Susquehanna, PA, Area Regional Airport Authority System Revenue	5.000%	1/1/27	2,500,000	2,680,400	(g)

Total Transportation				30,955,968

Water & Sewer - 8.7%
Erie, PA, Water Authority Revenue, AGM	5.000%	12/1/43	7,000,000	7,317,730
Pennsylvania Economic Development Financing Authority, Water Facility Revenue, American Water Co. Project	6.200%	4/1/39	9,000,000	10,136,970
Philadelphia, PA, Water & Wastewater Revenue, Refunding, AMBAC	5.000%	8/1/22	2,000,000	2,208,480

Total Water & Sewer				19,663,180

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $209,558,391)				222,281,902

SHORT-TERM INVESTMENTS - 0.9%
General Obligation - 0.9%
Mercer County, PA, GO (Cost - $2,000,000)	0.100%	10/1/31	2,000,000	2,000,000	(h)(i)

TOTAL INVESTMENTS - 99.0% (Cost - $211,558,391#)				224,281,902
Other Assets in Excess of Liabilities - 1.0%				2,160,440

TOTAL NET ASSETS - 100.0%				$226,442,342

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Maturity date shown represents the mandatory tender date.

(g)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

See Notes to Schedule of Investments.

WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2014

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corporation - Insured Bonds

AICUP	— Association of Independent Colleges and Universities of Pennsylvania

AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds

EFA	— Educational Facilities Authority

FGIC	— Financial Guaranty Insurance Company - Insured Bonds

GO	— General Obligation

HEFA	— Health & Educational Facilities Authority

IDA	— Industrial Development Authority

IDR	— Industrial Development Revenue

NATL	— National Public Finance Guarantee Corporation - Insured Bonds

SCA	— Syncora Capital Assurance Inc. - Insured Bonds

UPMC	— University of Pittsburgh Medical Center

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AA/Aa	40.2%
A	38.6
BBB/Baa	17.1
BB/Ba	2.7
A-1/VMIG 1	0.9
NR	0.5

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Pennsylvania Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Schedule of Investments (unaudited) (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$222,281,902	—	$222,281,902
Short-term investments†	—	2,000,000	—	2,000,000

Total investments	—	$224,281,902	—	$224,281,902

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$97,227	—	—	$97,227

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within Pennsylvania, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting Pennsylvania.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,746,310
Gross unrealized depreciation	(1,022,799)

Net unrealized appreciation	$12,723,511

At June 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	82	9/14	$11,152,148	$11,249,375	$(97,227)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2014.

Futures Contracts
Primary Underlying Risk	Unrealized Depreciation
Interest Rate Risk	$(97,227)

During the period ended June 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$10,113,594

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: August 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: August 20, 2014

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: August 20, 2014